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                         MFS(R) CONCENTRATED GROWTH FUND

                      Supplement to the Current Prospectus

The descriptions of the "Principal Investment Policies and "Principal Risks of an Investment" under MFS Concentrated Growth Fund are hereby restated as follows:

Principal Investment Policies

The fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies of any size which MFS believes have above-average growth potential. The fund normally concentrates its investments in a core group of 20 to 30 common stocks. While the fund may invest in securities of any size, the fund generally focuses on companies with large market capitalizations.

The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in a small number of issuers. The fund's investments may include securities traded in the over-the-counter markets.

In selecting investments for the fund, MFS generally looks for companies which demonstrate:

     o    a strong franchise, strong cash flows and a recurring revenue stream

     o    a solid industry position, where there is

               potential for high profit margins

               substantial barriers to new entry in the industry

     o    a strong management team with a clearly defined strategy

     o    a catalyst that may accelerate growth

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, and competitive position and management's abilities) performed by the fund's portfolio manger and MFS' large group of equity research analysts.

Consistent with its investment policies, the fund may invest in foreign securities through which it may have exposure to foreign currencies.

Principal Risks of an Investment

The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

The principal risks of investing the fund are:

     o Non-Diversified Status: Because the fund invests a high percentage of its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than a diversified fund.

     o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies
          tend  to  be  less  volatile  than   companies   with  smaller  market
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          capitalizations.  In exchange  for this  potentially  lower risk,  the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

     o Growth Company Risk: Prices of growth company securities held by the fund may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent that the overall equity markets (e.g., as represented by the Standard an Poor's Composite 500 Index).

     o Foreign Securities Risk: Investments in foreign securities, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               Foreign markets may be less liquid and more volatile than U.S. markets.

               Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fun may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

     o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these tocks at prevailing market prices.

     o As with any mutual fund, you could lose money on your investment in the fund.

An Investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The descriptions of portfolio manager under the "Management of the Funds' sections for MFS Concentrated Growth Fun is hereby restated as follows:

          Paul M. McMahon, a Senior Vice President of MFS, has been employed as a portfolio manager of the fund since April of 2000 and has been employed in the investment area by MFS since 1981.

                  The date of this Supplement is April 28, 2000

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                         MFS(R) CONCENTRATED GROWTH FUND

          Supplement to the Current Statement of Additional Information


Investment Limitation and Percentage Limitation (based on net assets) under the "Investment Techniques, Practices and Risks" section is hereby restated as follows for MFS Concentrated Growth Fund:

                              Investment                  Percentage Limitation
                              Limitation                  (based on net assets)

Foreign Securities (including Emerging Markets):.........       Up to 50%
Lower Rated Bonds:.......................................          5%
Securities Lending:......................................         30%

                  The date of this Supplement is April 28, 2000